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                                                                EXHIBIT 27(e)(9)


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MINNESOTA LIFE


                                GUARANTEED & SIMPLIFIED ISSUE APPLICATION CENSUS
                                                  (To be completed by the Owner)

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 Minnesota Life Insurance Company   o   Individual Policy Issues   o   400 Robert Street North   o   St. Paul, Minnesota 55101-2098
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                                                     BASE FACE
                                                     AMOUNT
                                                    ------------                                               SALARY
                                         EVA*       ANNUAL BASE                                                ------
PROPOSED INSURED       DATE OF BIRTH     Y/N        PREMIUM AMT       BILLABLE NRP         JOB TITLE            BONUS
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



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

*EVA = Early Values Agreement

THE INFORMATION RECORDED ON THIS CENSUS IS TO THE BEST OF MY KNOWLEDGE AND BELIEF TRUE, COMPLETE, AND CORRECTLY RECORDED. I AGREE IT WILL BECOME A PART OF THE APPLICATION AND ANY POLICY ISSUED ON IT.


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OWNER NAME (Please Print)                                                                               TAX I.D. NUMBER

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OWNER'S REPRESENTATIVE NAME (Please Print)

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OWNER'S REPRESENTATIVE  SIGNATURE                                                                       DATE SIGNED

X
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


                                                                  Minnesota Life

                                     Booklet # _________________________________